UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2009

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Estimated Value Per Share

When KBS Real Estate Investment Trust, Inc. (the “Company”) commenced its initial public offering in January 2006, it expected to conduct the first valuation of its shares three years after the completion of its offering stage, which would have been in January 2012. In February 2009, the Financial Industry Regulatory Authority (“FINRA”) issued a notice to broker dealers that sell the shares of non-traded REITs. This notice informed broker dealers that they may not report in a customer account statement an estimated value per share that is developed from data more than 18 months old, which in effect requires non-traded REITs to provide broker dealers with an estimated value per share of their common stock within 18 months of the completion of their offering stage. Although the Company did not anticipate completing the analysis and reporting an estimated value per share of its common stock so soon upon the close of its initial public offering, the Company now must report an estimated value per share of common stock by the end of November 2009.

Accordingly, to meet FINRA guidelines, on November 20, 2009, the Board of Directors of the Company approved an estimated value per share of the Company’s common stock of $7.17 based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities divided by the number of shares outstanding, all as of September 30, 2009. The Company is providing this estimated value per share (i) to assist broker dealers that participated in the Company’s initial public offering in meeting their customer account statement reporting obligations under the National Association of Securities Dealers (which is the former name of FINRA) Conduct Rule 2340 as required by FINRA and (ii) to assist fiduciaries of retirement plans subject to the annual reporting requirements of ERISA in the preparation of their reports. The estimated value per share was based upon the recommendation and valuation of KBS Capital Advisors, the Company’s external advisor (the “Advisor”).

FINRA rules provide no guidance on the methodology an issuer must use to determine its estimated value per share. As with any valuation methodology, the Advisor’s methodology is based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share, and these differences could be significant. The estimated value per share does not represent the fair value according to generally accepted accounting principles (“GAAP”) of the Company’s assets less its liabilities, nor does is represent a liquidation value of the Company’s assets and liabilities or the amount the Company’s shares of common stock would trade at on a national securities exchange.

Methodology

The Company’s goal in calculating an estimated value per share is to arrive at a value that is reasonable and supportable using what the Company and the Advisor deem to be the most appropriate valuation methodologies. The following is a summary of the valuation methodologies used by the Advisor to value the Company’s assets and liabilities:

Investments in Real Estate: The Company and the Advisor estimated the value of the Company’s investments in real estate for purposes of calculating an estimated value per share by using a 10-year discounted cash flow analysis. The Advisor calculated the value of the Company’s investments in real estate using internally prepared cash flow estimates, terminal capitalization rates within historical average ranges and discount rates that fall within ranges the Advisor believes are used by similar investors. The capitalization rate ranges and discount rate ranges were obtained from third-party service providers and the capitalization rate ranges were gathered for specific metro areas and applied on a property-by-property basis. The cash flow estimates, capitalization rates and discount rates for each property were selected by the real estate professionals at the Advisor based on their expertise in managing commercial real estate and preparing real estate valuations for pension funds and institutional investors that have invested in other KBS-sponsored funds. While the Advisor believes a 10-year discounted cash flow analysis is an industry standard and an acceptable valuation methodology to determine fair value in accordance with GAAP (“GAAP fair value”), the estimated values for the Company’s investments in real estate may not represent current market values or GAAP fair values. Real estate is currently carried at its amortized cost basis in the Company’s financial statements.

Real Estate Loans Receivable and Investment in an Unconsolidated Joint Venture: The value of each real estate loan receivable and the investment in an unconsolidated joint venture were estimated for purposes of calculating an estimated value per share by using a discounted cash flow analysis over the remaining expected life of the investment. The cash flow estimates used in the analyses during the term of the investments were, for unimpaired investments, the contractual cash flows, while for impaired investments, the estimates were generally prepared by projecting the cash flows for the underlying real estate and using the lower of the contractual cash flows or the cash flows from the underlying real estate. The amount of principal or return of investment to be received at maturity of the note or the maturity of notes senior to the Company’s position in the capital stack, was calculated using growth assumptions and terminal capitalization rates (for purposes of calculating the projected future sales price) prepared by the Advisor. The discount rates used were the Advisor’s estimates of appropriate yields for such instruments given a long-term hold strategy and assuming a high probability of achieving the expected cash flows and a liquid market. The Company consulted with an independent real estate expert when determining the approach and discount rates used to value three real estate loans receivable and the Company’s investment in an unconsolidated joint venture as the values of these four investments were significantly higher than their GAAP fair values based on the Advisor’s methodology described above and represented approximately 77% of the total difference between the estimated value of the real estate loans receivable and the investment in an unconsolidated joint venture and their GAAP fair values. Two of these four investments had previously been determined by the Company to be impaired and had been subject to adjustments that significantly reduced the carrying amount of these investments in the Company’s financial statements. The Advisor determined the value of one unsecured loan that was previously fully impaired based on the amount the Advisor anticipates the Company collecting via settlement of its lawsuit against the borrower. For two impaired real estate loans, the Advisor used the impaired book value of the loans. In addition, the Advisor included in its valuation of one impaired real estate loan the personal guarantee it is pursuing and expects to collect. The estimated values for these investments do not represent current market values or fair values according to GAAP. The GAAP fair values disclosed in the Company’s financial statements are based on expected cash flows discounted at estimated current market rates for instruments with similar characteristics, including remaining loan term, loan-to-value ratios, type of collateral, current performance and other factors. The expected cash flows for unimpaired loans receivable are the contractual cash flows while the cash flows for impaired loans receivable and the investment in an unconsolidated joint venture may reflect reduced cash flow amounts. The estimated value of the real estate loans receivable and the investment in an unconsolidated joint venture for purposes of the Company’s estimated value per share was higher than the GAAP fair value of the investments disclosed in the Company’s financial statements by approximately $0.47 per share.

Real Estate Securities: For purposes of calculating an estimated value per share, the Advisor estimated the value of the Company’s fixed rate real estate securities using a discounted cash flow model. The cash flow estimate was prepared and stress-tested for various changes in default rates, severity of defaults and recoveries, all of which resulted in full collection. Those results are consistent with the results of the analyses performed at the time of acquisition. The discount rate used was the Advisor’s estimate of an appropriate yield for such securities, assuming full collection at maturity based on the stress-tested cash flow model. The Company does not expect to sell these securities prior to maturity, and believes the most likely resolution will be receipt of the full principal balance at maturity. Therefore, the Company believes its estimated value is appropriate for purposes of calculating an estimated value per share. The Company consulted with an independent real estate expert when determining the approach and discount rates used to value the fixed rate real estate securities. This estimated value for the fixed rate securities does not represent a current market value or fair value according to GAAP. The GAAP fair value used in the Company’s financial statements for the fixed rate securities is based on a dealer quote that fell within a range of values the Company believes to be reasonable based on current market prices and discount rates for similar securities. The estimated value of the fixed rate securities for purposes of the Company’s estimated value per share was higher than the GAAP fair value of the fixed rate securities in the Company’s financial statements by approximately $0.23 per share. The Advisor estimated the value of the Company’s floating rate real estate securities at zero, which is consistent with the GAAP fair value of the floating rate securities.

Notes Payable and Repurchase Agreements: The estimated value of the Company’s notes payable and repurchase agreements was determined using a discounted cash flow analysis. The cash flows were based on the remaining loan terms, including extensions expected to be exercised, and on management’s estimates of current market interest rates for instruments with similar characteristics, including remaining loan term, loan-to-value ratio and type of collateral. The estimated values are equal to the GAAP fair values disclosed in the Company’s financial statements.

Other Assets and Liabilities: The carrying values of a majority of the Company’s other assets and liabilities are considered to equal fair value due to their short maturities. Certain balances, including interest receivable on real estate-related assets and above/below market leases related to real estate investments, have been eliminated for the purpose of the valuation due to the fact that the value of those accounts were already considered in the valuation of the respective investments. The Advisor has also excluded redeemable common stock as temporary equity does not represent a true liability to the Company and the shares that this amount represents are included in the Company’s total outstanding shares of common stock for purposes of calculating the estimated value per share of the Company’s common stock. The fair value of the noncontrolling interest in the Company’s consolidated joint venture is calculated as the joint venture partner’s interest in the value of the joint venture’s real estate assets and notes payable, calculated using the valuation methodologies described above.

The estimated value per share of the Company’s common stock does not reflect a liquidity discount for the fact that its shares are not currently traded on a national securities exchange, a discount for the non-assumability or prepayment obligations associated with certain of the Company’s debt, a discount for corporate overhead and other costs that may be incurred, or a discount for the fact that the Company is currently externally managed. Different parties using different assumptions and estimates could derive a different estimated value per share, and these differences could be significant. Markets for real estate and real estate-related investments can fluctuate and values are expected to change in the future.

Limitations of Estimated Value Per Share

As mentioned above, the Company is providing this estimated value per share to assist broker dealers that participated in the Company’s initial public offering in meeting their customer account statement reporting obligations and to assist fiduciaries of retirement plans subject to the annual reporting requirements of ERISA in the preparation of their reports. The estimated value per share set forth above will first appear on November customer account statements. In addition, as of November 23, 2009, the Company will report this estimated value per share to fiduciaries of retirement plans preparing annual valuation statements.

As with any valuation methodology, the Advisor’s methodology is based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. Accordingly, with respect to the estimated value per share, the Company can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•

a stockholder would ultimately realize distributions per share equal to the Company’s estimated value per share upon liquidation of the Company’s assets and settlement of its liabilities or a sale of the Company;

•	the Company’s shares of common stock would trade at the estimated value per share on a national securities exchange;

•	an independent third-party appraiser or other third-party valuation firm would agree with the Company’s estimated value per share; or

•	the methodology used to estimate the Company’s value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share is based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities divided by the number of shares outstanding, all as of September 30, 2009. The value of the Company’s shares will fluctuate over time in response to developments related to individual assets in the portfolio and the management of those assets and in response to the real estate and finance markets. The Company will engage the Advisor and/or an independent valuation firm to update the estimated value per share from time to time. The Company currently expects to update its estimated value per share within 12 to 18 months of September 30, 2009.

Dividend Reinvestment Plan

In accordance with its dividend reinvestment plan, upon the Company’s announcement in a public filing with the Securities and Exchange Commission that the Company has established an estimated value per share of common stock that is not based on the price to acquire common stock in a public offering, participants in the dividend reinvestment plan will acquire shares of common stock under the plan at a price equal to the estimated value per share of the Company’s common stock. Commencing on the next purchase date, which is December 15, 2009, participants will acquire shares under the dividend reinvestment plan at $7.17 per share.

Also as provided under the dividend reinvestment plan, and in addition to the standard termination procedures, a dividend reinvestment plan participant shall have no less than two business days after the date the Company publicly announces a new estimated value per share in a filing with the Securities and Exchange Commission to terminate participation. If a participant wishes to terminate participation in the dividend reinvestment plan effective as of the December 15, 2009 purchase date, participants must notify the Company in writing of such decision, and the Company must receive the notice, by the end of business December 7, 2009.

Notice of termination should be sent to:

Regular Mail	Overnight Address

KBS Real Estate Investment Trust, Inc. c/o DST Systems, Inc. PO Box 219015 Kansas City, MO 64121-9015	KBS Real Estate Investment Trust, Inc. c/o DST Systems, Inc. 430 W. 7th Street Kansas City, MO 64105

To the extent permitted under state securities laws, if the Company paid selling commissions in connection with the sale of shares to a participant in the primary offering, the Company may pay a 3% selling commission, or $0.22 per share, on any shares issued to a participant under the dividend reinvestment plan. The Company will not pay selling commissions on shares issued to residents of Ohio under the dividend reinvestment plan commencing with plan purchases for dividend record dates after September 30, 2008. The Company will pay selling commissions to KBS Capital Markets Group, the dealer manager of the offering. KBS Capital Markets Group will re-allow any selling commissions payable on shares purchased through the dividend reinvestment plan to the broker-dealer associated with such account.

Broker-dealers may agree to waive selling commissions on dividend reinvestment plan shares in which case no selling commissions will be paid to any person in connection with the sale of such shares. All sales of shares under the dividend reinvestment plan will be at the same price regardless of whether the Company pays selling commissions on the sale of the shares. If no selling commissions are paid on the sale of the dividend reinvestment plan shares, the amount that would have been paid as a selling commission is retained and used by the Company.

The Company will not pay any dealer manager fee for shares sold under the dividend reinvestment plan. In addition to selling commissions, the Company will incur expenses related to the offering, such as legal, accounting, printing, mailing and filing fees. KBS Capital Advisors has agreed to reimburse the Company to the extent selling commissions and other organization and offering expenses incurred by the Company in connection with the dividend reinvestment plan exceed 15% of aggregate gross offering proceeds from the plan.

Share Redemption Program

In accordance with the Company’s share redemption program, once the Company establishes an estimated value per share, the redemption price for all stockholders will be equal to the estimated value per share. The Company redeems shares on the last business day of each month. Effective for the November 30, 2009 redemption date, the redemption price for all stockholders will be $7.17 per share. For a stockholder’s shares to be eligible for redemption in a given month, the Company must receive a written redemption request from the stockholder or from an authorized representative of the stockholder setting forth the number of shares requested to be redeemed at least five business days before the redemption date.

As previously disclosed, based on the Company’s budgeted expenditures, and except with respect to redemptions sought upon a stockholder’s death, “qualifying disability” and “determination of incompetence”, the Company does not currently expect to have funds available for redemption for the remainder of 2009. The Company may amend, suspend or terminate the program upon 30 days’ notice to stockholders. The Company may provide this notice by including such information in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the SEC, or by a separate mailing to stockholders.

Forward-Looking Statements

The foregoing includes forward-looking statements, including the statements regarding the Company’s belief that it will be able to collect via settlement of its lawsuit against a borrower of one unsecured real estate loan receivable and that the Company will be able to collect amounts owed under a personal guarantee with respect to another real estate loan receivable. The valuation methodology for the Company’s real estate investments assumes the properties realize the projected cash flows. Furthermore, the valuation methodology used for the Company’s real estate loans receivable and investment in an unconsolidated joint venture assumes a high probability of achieving expected cash flows and a liquid market, and the valuation methodology for the real estate securities assumes full receipt of the principal balance of the fixed rate securities at maturity. Though these are the Company’s and the Advisor’s best estimates as of November 20, 2009, the Company can give no assurance in this regard. These statements depend on factors such as the Company’s ability to reach a favorable settlement against the borrower referenced above, the guarantor under one of the Company’s investments meeting its obligations under a guarantee agreement, the ability of the Company to maintain occupancy levels and lease rates at its properties, the borrowers under the Company’s loan and real estate securities investments continuing to make required payments under the investments, the ability of certain borrowers to maintain occupancy levels and lease rates at the properties securing the Company’s investments, and other risks identified in Part I, Item IA of the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission and the risks and uncertainties identified in Part II, Item 1A of the Company’s quarterly reports on Form 10-Q. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company estimated value per share.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	KBS Real Estate Investment Trust, Inc. Letter to the Stockholders dated November 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: November 23, 2009	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chairman of the Board, Chief Executive Officer and Director